UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 4, 2009

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective February 4, 2009, Dollar Thrifty Automotive Group, Inc. (the “Company”) and the requisite percentage of the lenders under the Company’s Senior Secured Credit Facility dated as of June 15, 2007, which is comprised of a revolving credit facility and a term loan (as amended, the “Credit Agreement”) amended the Credit Agreement to permanently reduce the maximum outstanding enhancement letters of credit with respect to the Company’s commercial paper and medium-term note (“MTN”) programs by $50 million. The amendment to the Credit Agreement made a corresponding reduction in the Company’s revolving credit facility that permanently reduced the total revolving loan and letter of credit commitment from $340 million to $290 million.

In conjunction with this reduction in capacity under the revolving credit facility, the Company obtained approval to eliminate the requirement under the MTN programs that the Company maintain a specific percentage of its vehicle inventory value under guaranteed repurchase or depreciation programs. The Company will now be allowed to maintain a fleet comprised of 100 percent risk vehicles rather than being limited to 75 percent of its vehicle inventory value being held in risk vehicles as required under the previous terms of the MTN programs.

The foregoing description is qualified in its entirety by reference to the amendment attached hereto as Exhibit 10.206, which is incorporated herein by reference. The Company’s news release relating to the amendment is attached hereto as Exhibit 99.1, which is also incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

10.206

Fourth Amendment to Credit Agreement dated as of February 4, 2009 among Dollar Thrifty Automotive Group, Inc., as borrower, Deutsche Bank Trust Company Americas, as administrative agent, and various financial institutions as are party thereto

99.1	News release reporting on the Fourth Amendment to Credit Agreement, issued by Dollar Thrifty Automotive Group, Inc. on February 4, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

February 10, 2009	By:	/s/ H. CLIFFORD BUSTER, III
H. Clifford Buster, III
Executive Vice President, Chief Financial Officer

and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.206

Fourth Amendment to Credit Agreement dated as of February 4, 2009 among Dollar Thrifty Automotive Group, Inc., as borrower, Deutsche Bank Trust Company Americas, as administrative agent, and various financial institutions as are party thereto

99.1	News release reporting on the Fourth Amendment to Credit Agreement, issued by Dollar Thrifty Automotive Group, Inc. on February 4, 2009

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